Supplement to the John Hancock Small Cap Value Fund-
                    Class I Prospectus dated August 15, 2001

John Hancock Small Cap Value Fund

On page 4, the "Portfolio Managers" section for the John Hancock Small Cap Value Fund has been changed as follows:

         PORTFOLIO MANAGERS

         Timothy E. Quinlisk, CFA

         Senior vice president of adviser
         Joined fund team in 1998
         Joined adviser in 1998
         Analyst at Hagler, Mastrouita &
          Hewitt (1997-1998)
         Analyst at State Street Global
          Advisors (1995-1997)
         Began business career in 1985

         James S. Yu, CFA

         Vice president of adviser
         Joined fund team in 2000
         Joined adviser in 2000
         Analyst at Merrill Lynch Asset
          Management (1998-2000)
         Analyst at Gabelli & Company
          (1995-1998)
         Began business career in 1991